                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 24, 2001




                       Williams Communications Group, Inc.
             (Exact name of registrant as specified in its charter)



   Delaware                          1-15343                   73-1462856
(State or other                    (Commission              (I.R.S. Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)



One Williams Center, Tulsa, Oklahoma                               74172
(Address of principal executive offices)                         (Zip Code)




        Registrant's telephone number, including area code: 918-573-6000




                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         Williams Communications Group, Inc. (the "Registrant") announced that it has closed the previously announced sale of its remaining interest in Brazilian Wireless Provider ATL-Algar Telecom Leste, S.A., to America Movil, S.A. de C.V. ("America Movil").

Item 7. Financial Statements and Exhibits.

         The Registrant files the following exhibits as part of this report:

         Exhibit 99.1. Copy of the Registrant's press release, dated August 27, 2001, publicly announcing the transaction reported herein.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WILLIAMS COMMUNICATIONS GROUP, INC.



                                              /s/ Shawna Gehres
Date: August 28, 2001              ------------------------------------
                                   Name: Shawna L. Gehres
                                   Title:   Assistant Corporate Secretary



Exhibit 99.1
News Release                                                          (WCG Logo)

NYSE:WCG


================================================================================

                                 EXHIBIT INDEX



EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
  99.1         Copy of the Registrant's press release, dated August 27, 2001, publicly announcing the transaction reported herein.